Exhibit 10.1

May 3, 2018

Nordea Bank AB (publ), New York Branch,

as Facility Agent,

1211 Avenue of the Americas, 23rd Floor

New York, NY 10036

Attn: Shipping, Offshore & Oil Services

Telephone:  +1 212 318 9636
Facsimile:   +1 212 421 4420
E-mail: dlny-ny-cadloan@nordea.com

with a copy to:

Essendropsgate 7

0368 Oslo, Norway

Facsimile: +47 22 48 66 78

E-mail: agency.soosid@nordea.com

Re:  Waiver Request

We refer to the facility agreement, dated as of August 31, 2015 (as amended by Amendment No. 1, dated as of October 20, 2016, Amendment No.2, dated as of March 24, 2017 and Amendment No.3, dated as of June 1, 2017, and as the same may be further amended or supplemented from time to time, the “Facility Agreement”), among (i) Gener8 Maritime Subsidiary VIII Inc., as Borrower, (ii) the companies listed therein as joint and several Owner Guarantors and Hedge Guarantors, (iii) Gener8 Maritime Subsidiary V Inc., as Shareholder, (iv) Gener8 Maritime, Inc., as Parent Guarantor, (v) Citibank, N.A. and Nordea Bank Finland Plc, New York Branch as Global Co-ordinators,  (vi) Citibank, N.A. and Nordea Bank Finland Plc, New York Branch as Bookrunners, (vii) ABN AMRO Capital USA LLC, DNB Markets, Inc., DVB Bank SE and Skandinaviska Enskilda Banken AB as Commercial Tranche Bookrunners (viii) Citibank, N.A., Nordea Bank Finland Plc, New York Branch, ABN AMRO Capital USA LLC, Banco Bilbao Vizcaya Argentina, S.A., Seoul Branch, DNB Markets, Inc., DVB Bank SE, Skandinaviska Enskilda Banken AB and The Export-Import Bank of Korea as Mandated Lead Arrangers,  (ix) Caixa Bank, S.A. and Landesbank Hessen-Thueringen Girozentrale as Lead Arrangers, (x) the banks and financial institutions listed in Part B of Schedule 1 therein as Original Lenders, (xi) the banks and financial institutions listed in Part C of Schedule 1 therein as Hedge Counterparties, (xii) Citibank, N.A., London Branch as ECA Co-ordinator and ECA Agent, (xiii) Nordea Bank Finland Plc, New York Branch as Commercial Tranche Co-ordinator, Facility Agent and Security Agent and (xiv) The Export-Import Bank of Korea as Kexim, upon the terms and subject to the conditions of which the Original Lenders made available to the Borrower a term loan facility of up to (originally) $963,743,455.

Unless otherwise defined in this waiver request (the “Waiver Request”), capitalized terms used in this Waiver Request shall have the meanings set forth in the Facility Agreement.

We request that, by countersigning this Waiver Request, each of the Majority Lenders confirms its agreement to the following waiver pursuant to Clause 44 (Amendments and Waivers) of the Facility Agreement.

1.                                      Temporary waiver of Interest Expense Coverage Ratio.

It is acknowledge and agreed among the Borrower, the Guarantors and the Majority Lenders that for the Test Period ending on March 31, 2018 compliance by the Parent Guarantor with the requirements of Clause 20.2 (Interest Expense Coverage Ratio) of the Facility Agreement shall be temporarily waived.

The Borrower, the Guarantors and the Majority Lenders further agree that nothing contained herein shall be deemed a waiver of the Interest Expense Coverage Ratio as required by Clause 20.4 (Interest Expense Coverage Ratio) of the Facility Agreement for any Test Period after March 31, 2018.

For the benefit of the Majority Lenders, attached hereto as Exhibit A are the projections of the Parent Guarantor for the period Q1 2018 through Q4 2019.

2.                                      Conditions to effectiveness.

It is a condition precedent to the effectiveness of this Waiver Request that the Facility Agent receives confirmation from the Borrower that the required parties under the Sinosure Facility and the Re-Financing Facility Credit Agreement have also provided their consent to a waiver similar to that described in Clause 1 hereof under each such facility.

3.                                      Guarantors’ confirmation.

Each of the Guarantors, by its signature of this Waiver Request, confirms its consent to the waiver to the Facility Agreement set out herein and confirms that its guarantee in Clause 17 (Guarantee and Indemnity) of the Facility Agreement remains in full force and effect.

4.                                      No other waivers

Other than as set forth in this Waiver Request, the provisions of the Facility Agreement shall remain unchanged and in full force and effect.

5.                                      Finance Document

It is acknowledged and agreed that this Waiver Request shall constitute a Finance Document for purposes of the Facility Agreement.

6.                                      Governing law and jurisdiction.

The provisions of Clause 47 (Governing Law) of the Facility Agreement shall apply to this Waiver Request as if set out in full but so that references to “this Agreement” are amended to read “this Waiver Request”.

7.                                      Execution in counterparts.

This Waiver Letter may be executed in counterparts.

Best regards,

GENER8 MARITIME SUBSIDIARY VIII INC.
as Borrower

By:	/s/ Leonard J. Vrondissis
Name:	Leonard J. Vrondissis
Title:	President

GENER8 MARITIME, INC.
as Parent Guarantor

By:	/s/ Leonard J. Vrondissis
Name:	Leonard J. Vrondissis
Title:	Executive Vice President, Chief Financial Officer and Secretary

GENER8 MARITIME SUBSIDIARY V INC.
as Shareholder

By:	/s/ Leonard J. Vrondissis
Name:	Leonard J. Vrondissis
Title:	President

GENER8 NEPTUNE LLC
as Owner Guarantor

By:	/s/ Dean Scaglione
Name:	Dean Scaglione
Title:	Manager

Signature Page to Gener8 Kexim Waiver Request

GENER8 ATHENA LLC
as Owner Guarantor

By:	/s/ Dean Scaglione
Name:	Dean Scaglione
Title:	Manager

GENER8 APOLLO LLC
as Owner Guarantor

By:	/s/ Dean Scaglione
Name:	Dean Scaglione
Title:	Manager

GENER8 ARES LLC
as Owner Guarantor

By:	/s/ Dean Scaglione
Name:	Dean Scaglione
Title:	Manager

GENER8 HERA LLC
as Owner Guarantor

By:	/s/ Dean Scaglione
Name:	Dean Scaglione
Title:	Manager

GENER8 CONSTANTINE LLC
as Owner Guarantor

By:	/s/ Dean Scaglione
Name:	Dean Scaglione
Title:	Manager

Signature Page to Gener8 Kexim Waiver Request

GENER8 OCEANUS LLC
as Owner Guarantor

By:	/s/ Dean Scaglione
Name:	Dean Scaglione
Title:	Manager

GENER8 NAUTILUS LLC
as Owner Guarantor

By:	/s/ Dean Scaglione
Name:	Dean Scaglione
Title:	Manager

GENER8 MACEDON LLC
as Owner Guarantor

By:	/s/ Dean Scaglione
Name:	Dean Scaglione
Title:	Manager

GENER8 NOBLE LLC
as Owner Guarantor

By:	/s/ Dean Scaglione
Name:	Dean Scaglione
Title:	Manager

GENER8 ETHOS LLC
as Owner Guarantor

By:	/s/ Dean Scaglione
Name:	Dean Scaglione
Title:	Manager

GENER8 PERSEUS LLC
as Owner Guarantor

By:	/s/ Dean Scaglione
Name:	Dean Scaglione
Title:	Manager

Signature Page to Gener8 Kexim Waiver Request

GENER8 THESUS LLC
as Owner Guarantor

By:	/s/ Dean Scaglione
Name:	Dean Scaglione
Title:	Manager

GENER8 HECTOR LLC
as Owner Guarantor

By:	/s/ Dean Scaglione
Name:	Dean Scaglione
Title:	Manager

GENER8 NESTOR LLC
as Owner Guarantor

By:	/s/ Dean Scaglione
Name:	Dean Scaglione
Title:	Manager

Signature Page to Gener8 Kexim Waiver Request

Accepted and agreed this 3 day of May, 2018 by:

NORDEA BANK AB (PUBL), NEW YORK BRANCH,
as Commercial Tranche Co-ordinator, Facility Agent and Security Agent

By:	/s/ Eric Havnvik
Name:	Eric Havnvik
Title:	Director

NORDEA BANK AB (PUBL), NEW YORK BRANCH
as Facility Agent acting for and on behalf of the majority of the Commercial Lenders

By:	/s/ Eric Havnvik
Name:	Eric Havnvik
Title:	Director

CITIBANK, N.A., LONDON BRANCH
as ECA Co-ordinator and ECA Agent

By:	/s/ Jonathan Beasley
Name:	Jonathan Beasley
Title:	Director

CITIBANK, N.A., LONDON BRANCH
as ECA Agent for and on behalf of KEXIM, the majority of the KEXIM Guaranteed Lenders and the majority of the K-Sure Lenders

By:	/s/ Jonathan Beasley
Name:	Jonathan Beasley
Title:	Director

Signature Page to Gener8 Kexim Waiver Request

Accepted and agreed this 26 day of April, 2018 by:

ABN AMRO CAPITAL USA LLC
as Commercial Lender and K-Sure Lender

By:	/s/ Francis Birkeland
Name: Francis Birkeland
Title: Managing Director

Signature Page to Gener8 Kexim Waiver Request

Accepted and agreed this 3 day of May, 2018 by:

CITIBANK, N.A., LONDON BRANCH

as Commercial Lender, KEXIM Guaranteed Lender and K-Sure Lender

By:	/s/ Jonathan Beasley
Name: Jonathan Beasley
Title: Director

Signature Page to Gener8 Kexim Waiver Request

Accepted and agreed this 27 day of April, 2018 by:

DNB CAPITAL LLC

as Commercial Lender

By:	/s/ Cathleen Buckley
Name: Cathleen Buckley
Title: Senior Vice President

Signature Page to Gener8 Kexim Waiver Request

Accepted and agreed this 3 day of May, 2018 by:

DVB BANK SE

as Commercial Lender

By:	/s/ Michiel Steeman
Name: Michiel Steeman
Title: Managing Director

Signature Page to Gener8 Kexim Waiver Request

Accepted and agreed this 3 day of May, 2018 by:

NORDEA BANK AB (PUBL), NEW YORK BRANCH

as Commercial Lender

By:	/s/ Erik Havnvik
Name: Erik Havnvik
Title: Director

Signature Page to Gener8 Kexim Waiver Request

Accepted and agreed this 25 day of April, 2018 by:

SKANDINAVISKA ENSKILDEN BANKEN AB

as Commercial Lender

By:	/s/ Arne Juell-Skielse
Name: Arne Juell-Skielse
Title:

Signature Page to Gener8 Kexim Waiver Request

Accepted and agreed this 27 day of April, 2018 by:

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., SEOUL BRANCH

as KEXIM Guaranteed Lender and K-Sure Lender

By:	/s/ Grace Li
Name: Grace Li
Title: Managing Director

Signature Page to Gener8 Kexim Waiver Request

Accepted and agreed this 25 day of April, 2018 by:

KOMMUNAL LANDSPENSJONSKASSE GJENSIDIG FORSIKRINGSSELSKAP

as KEXIM Guaranteed Lender

By:	/s/ Authorized Signatory
Name:	Authorized Signatory
Title:	Senior V.P. of Accounting

Signature Page to Gener8 Kexim Waiver Request

Accepted and agreed this 26 day of April, 2018 by:

MITSUBISHI UFJ TRUST AND BANKING CORPORATION

as KEXIM Guaranteed Lender and K-Sure Lender

By:	/s/ Mikio Ikegaya
Name:	Mikio Ikegaya
Title:	President and CEO

Signature Page to Gener8 Kexim Waiver Request

Accepted and agreed this 3 day of May, 2018 by:

NONGHYUP BANK

as KEXIM Guaranteed Lender

By:	/s/ Young Jon Choi
Name:	Young Jon Choi
Title:	Team Head

Signature Page to Gener8 Kexim Waiver Request

Accepted and agreed this 3 day of May, 2018 by:

CAIXABANK, S.A.

as K-Sure Lender

By:	/s/ Isabel Marquez
Name:	Isabel Marquez
Title:	Assistant Director

Signature Page to Gener8 Kexim Waiver Request

Accepted and agreed this 3 day of May, 2018 by:

LANDESBANK HESSENTHUERINGEN GIROZENTRALE

as K-Sure Lender

By:	/s/ Elsner-Bippert Navina Lucke
Name:	Elsner-Bippert Navina Lucke
Title:

Signature Page to Gener8 Kexim Waiver Request

Accepted and agreed this 3 day of May, 2018 by:

THE EXPORT-IMPORT BANK OF KOREA

as K-Sure Lender

By:	/s/ Chung Soun-Young
Name:	Chung Soun-Young
Title:	Director General

Signature Page to Gener8 Kexim Waiver Request

Exhibit A Projections Ma r-18 Jun-18 Sep-18 Dec-18 Ma r-19 Jun-19 Sep-19 De c-19 ($ in thousands, except where noted) Anal ys ts Projections Net Voyage Revenues Opex General and Adminis trative Expens es $ 46,170 $ (23,194) (7,636) 62,393 $ (23,452) (7,636) 63,078 $ (23,710) (7,636) 63,078 $ (23,710) (7,636) 81,459 (23,542) (7,751) $ 82,369 $ (23,804) (7,751) 83,726 $ (24,065) (7,751) 83,726 (24,065) (7,751) EBITDA $ 15,340 $ 31,305 $ 31,733 $ 31,733 $ 50,166 $ 50,815 $ 51,910 $ 51,910 Maintenance Capex Cas h Interes t Expens e Free Cas h Flow (5,891) (12,291) (687) (12,135) - (11,972) - (11,672) (2,500) (11,121) (2,500) (10,932) - (10,729) - (10,407) $ (2,841) $ 18,482 $ 19,761 $ 20,061 $ 36,545 $ 37,383 $ 41,181 $ 41,504 Scheduled Debt Repayments Cas h Flow from Financing (30,084) (30,069) (30,069) (30,069) (30,069) (30,069) (30,069) (30,069) $ (30,084) $ (30,069) $ (30,069) $ (30,069) $ (30,069) $ (30,069) $ (30,069) $ (30,069) Quarter Ending Cas h Balance (incl. WC in Pools ) $ 193,676 $ 182,089 $ 171,781 $ 161,773 $ 168,249 $ 175,563 $ 186,675 $ 198,109 Les s : Working Capital at Pools (26,100) (26,100) (26,100) (26,100) (26,100) (26,100) (26,100) (26,100) Quarter Ending Cas h Balance $ 167,576 $ 155,989 $ 145,681 $ 135,673 $ 142,149 $ 149,463 $ 160,575 $ 172,009 Interes t Coverage Ratio LTM EBITDA Secured Debt Cas h Interes t $ 95,201 $ (50,231) 88,921 $ (51,658) 104,776 $ (49,483) 112,502 $ (48,070) 147,328 (46,901) $ 166,838 $ (45,697) 187,016 $ (44,454) 207,193 (43,189) EBITDA / Interes t Ratio Covenant Thres hold 1.90x 2.50x 1.72x 2.50x 2.12x 2.50x 2.34x 2.50x 3.14x 2.50x 3.65x 2.50x 4.21x 2.50x 4.80x 2.50x Cus hion / (Shortfall) Compliance? -.60x No -.78x No -.38x No -.16x No .64x Yes 1.15x Yes 1.71x Yes 2.30x Yes *Q1 2018 rate estimates are based off of actual earnings within the Navig8 pools. Change in Cas h$ (32,925) $ (11,587) $ (10,308) $ (10,008) $6,476 $7,314 $ 11,112 $ 11,435 Adj. EBITDA$ 15,340 $ 31,305 $ 31,733 $ 31,733 $ 50,166 $ 50,815 $ 51,910 $ 51,910 VLCC Spot Rate$19,476 $24,500 $ 24,500 $ 24,500 $ 32,569 $ 32,569 $32,569 $ 32,569 Suezm ax Spot Rate$9,666 $17,125 $ 17,125 $ 17,125 $ 25,006 $ 25,006 $25,006 $ 25,006 Afram ax Spot Rate$3,617 $15,125 $ 15,125 $ 15,125 $ 20,256 $ 20,256 $20,256 $ 20,256 Panam ax Spot Rate$5,865 $13,125 $ 13,125 $ 13,125 $ 17,878 $ 17,878 $17,878 $ 17,878 GENER8 MARITIME

Exhibit A

Projections

GENER8 MARITIME								
($ in thousands, except where noted)	Mar-18	Jun-18	Sep-18	Dec-18	Mar-19	Jun-19	Sep-19	Dec-19
Analysts Projections								
VLCC Spot Rate	$ 19,476	$ 24,500	$ 24,500	$ 24,500	$ 32,569	$ 32,569	$ 32,569	$ 32,569
Suezmax Spot Rate	$ 9,666	$ 17,125	$ 17,125	$ 17,125	$ 25,006	$ 25,006	$ 25,006	$ 25,006
Aframax Spot Rate	$ 3,617	$ 15,125	$ 15,125	$ 15,125	$ 20,256	$ 20,256	$ 20,256	$ 20,256
Panamax Spot Rate	$ 5,865	$ 13,125	$ 13,125	$ 13,125	$ 17,878	$ 17,878	$ 17,878	$ 17,878
Net Voyage Revenues	$ 46,170	$ 62,393	$ 63,078	$ 63,078	$ 81,459	$ 82,369	$ 83,726	$ 83,726
Opex	(23,194)	(23,452)	(23,710)	(23,710)	(23,542)	(23,804)	(24,065)	(24,065)
General and Administrative Expenses	(7,636)	(7,636)	(7,636)	(7,636)	(7,751)	(7,751)	(7,751)	(7,751)
EBITDA	$ 15,340	$ 31,305	$ 31,733	$ 31,733	$ 50,166	$ 50,815	$ 51,910	$ 51,910
Adj. EBITDA	**$ 15,340**	**$ 31,305**	**$ 31,733**	**$ 31,733**	**$ 50,166**	**$ 50,815**	**$ 51,910**	**$ 51,910**
Maintenance Capex	(5,891)	(687)	-	-	(2,500)	(2,500)	-	-
Cash Interest Expense	(12,291)	(12,135)	(11,972)	(11,672)	(11,121)	(10,932)	(10,729)	(10,407)
Free Cash Flow	**$ (2,841)**	**$ 18,482**	**$ 19,761**	**$ 20,061**	**$ 36,545**	**$ 37,383**	**$ 41,181**	**$ 41,504**
Scheduled Debt Repayments	(30,084)	(30,069)	(30,069)	(30,069)	(30,069)	(30,069)	(30,069)	(30,069)
Cash Flow from Financing	**$ (30,084)**	**$ (30,069)**	**$ (30,069)**	**$ (30,069)**	**$ (30,069)**	**$ (30,069)**	**$ (30,069)**	**$ (30,069)**
Change in Cash	**$ (32,925)**	**$ (11,587)**	**$ (10,308)**	**$ (10,008)**	**$ 6,476**	**$ 7,314**	**$ 11,112**	**$ 11,435**
Quarter Ending Cash Balance (incl. WC in Pools)	**$ 193,676**	**$ 182,089**	**$ 171,781**	**$ 161,773**	**$ 168,249**	**$ 175,563**	**$ 186,675**	**$ 198,109**
Less: Working Capital at Pools	(26,100)	(26,100)	(26,100)	(26,100)	(26,100)	(26,100)	(26,100)	(26,100)
Quarter Ending Cash Balance	**$ 167,576**	**$ 155,989**	**$ 145,681**	**$ 135,673**	**$ 142,149**	**$ 149,463**	**$ 160,575**	**$ 172,009**
Interest Coverage Ratio								
LTM EBITDA	$ 95,201	$ 88,921	$ 104,776	$ 112,502	$ 147,328	$ 166,838	$ 187,016	$ 207,193
Secured Debt Cash Interest	(50,231)	(51,658)	(49,483)	(48,070)	(46,901)	(45,697)	(44,454)	(43,189)
EBITDA / Interest Ratio	**1.90x**	**1.72x**	**2.12x**	**2.34x**	**3.14x**	**3.65x**	**4.21x**	**4.80x**
Covenant Threshold	2.50x	2.50x	2.50x	2.50x	2.50x	2.50x	2.50x	2.50x
Cushion / (Shortfall)	**-.60x**	**-.78x**	**-.38x**	**-.16x**	**.64x**	**1.15x**	**1.71x**	**2.30x**
Compliance?	No	No	No	No	Yes	Yes	Yes	Yes